UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 15, 2009

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1600, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 15, 2009, NewStar Financial, Inc. (the “Company”) entered into the Third Amended and Restated Sale and Servicing Agreement (the “Agreement”) by and among NewStar CP Funding LLC, as the seller, the Company, as the originator and the servicer, Wachovia Bank, National Association as the swingline purchaser, each of the institutional purchasers, conduit purchasers and purchaser agents party thereto, Wachovia Capital Markets, LLC, as the administrative agent and as the WBNA agent, U.S. Bank National Association, as the trustee, and Lyon Financial Services, Inc., as the backup servicer.

The Agreement provides for an amortizing facility that has been structured to finance a static pool of existing loans, and amends the existing credit facility to, among other things:

•	Reduce the commitment amount under the facility to $145,743,637 from $200,000,000;

•	Extend the final maturity date for three years to July 15, 2012 from July 15, 2009;

•	Increase the management fee payable to the Company to 62.5 bps;

•	Require that 100% of asset principal collections be used to repay the outstanding borrowed balance;

•

Require that 50% of excess interest collections be used to repay the outstanding borrowed balance if the Company is in compliance with the terms of the Agreement or 100% of excess interest collections be used if the Company is not in compliance with the terms of the Agreement;

•	Assign advance rates at an asset specific level to determine a blended advance rate not to exceed 65% and may be adjusted depending on individual credit specific events;

•	Add a performance test that measures the amount of over-collateralization;

•	Remove certain termination events including those related to charge-off and delinquency ratios as well as concentration limits such as those related to CCC rated assets and commercial real estate; and

•	Allow the loan to be prepaid without penalty after April 15, 2010 and with a call premium if prepaid prior to that date.

The foregoing description of the Agreement is qualified in its entirety by reference to, and should be read in conjunction with, the actual Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Third Amended and Restated Sale and Servicing Agreement, dated as of July 15, 2009, by and among NewStar CP Funding LLC, NewStar Financial, Inc., Wachovia Bank National Association, Wachovia Capital Markets, LLC, U.S. Bank National Association and Lyon Financial Services, Inc. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date:	July 16, 2009	By:	/s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amended and Restated Sale and Servicing Agreement, dated as of July 15, 2009, by and among NewStar CP Funding LLC, NewStar Financial, Inc., Wachovia Bank National Association, Wachovia Capital Markets, LLC, U.S. Bank National Association and Lyon Financial Services, Inc. Filed herewith.